PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)


                                                                                  Number            Market
                           Common Stocks                                        of Shares            Value
-------------------------------------------------------------------------     -------------       ------------
FINANCIAL SERVICES (16.6%)
American International Group
   (Major international insurance holding company)                                2,037              $177,092
State Street Corporation
   (Provider of U.S. and global securities custodial services)                    2,900               187,412
T. Rowe Price Associates, Inc.
   (No-load mutual fund company)                                                  9,500               260,656
                                                                                                  ------------
                                                                                                      625,160
                                                                                                  ------------
COMPUTER EQUIPMENT (13.2%)
Intel Corporation
   (Manufacturer of microprocessors, microcontrollers, and
    memory chips)                                                                 3,400               252,663
International Business Machines  Corporation
   (Global provider of information technology, hardware,
    software, and services)                                                       2,000               242,750
                                                                                                  ------------
                                                                                                      495,413
                                                                                                  ------------
SPECIALTY RETAILING  (11.2%)
Office Depot *
   (Large retailer and direct marketer of office supplies)                       23,500               239,406
Wal-Mart Stores, Inc.
   (Leading discount retailer)                                                    3,850               183,116
                                                                                                  ------------
                                                                                                      422,522
                                                                                                  ------------
INDUSTRIAL SERVICES (9.9%)
G & K Services, Inc. Class A
   (Uniform rental service)                                                       4,500               182,250
Interpublic Group of Companies, Inc.
   (Worldwide advertising agencies)                                               4,600               189,175
                                                                                                  ------------
                                                                                                      371,425
                                                                                                  ------------
ELECTRICAL EQUIPMENT (9.4%)
American Power Conversion *
   (Leading producer of uninterruptible power supply products)                   18,500               351,500
                                                                                                  ------------

CONSUMER SERVICES (9.3%)
Steiner Leisure Ltd. *
   (Provider of spa services, beauty salons, and health
   clubs on cruise ships)                                                        14,000               350,000
                                                                                                  ------------


*Non-income producing security

                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1999
                                  (UNADUDITED)



                                                                                  Number            Market
                           Common Stocks (continued)                            of Shares            Value
-------------------------------------------------------------------------     -------------       ------------
MEDICAL PRODUCTS (4.9%)
Medtronic, Inc.
   (Manufacturer of implantable biomedical devices)                               5,200              $184,600
                                                                                                  ------------

HEALTHCARE SERVICES (4.8%)
Techne Corporation *
   (Leading producer of raw materials for biotechnology industry)                 5,700               178,837
                                                                                                  ------------

RESTAURANTS (4.8%)
McDonald's Corporation
   (Fast food restaurants and franchising)                                        4,200               180,600
                                                                                                  ------------

SOFTWARE (4.8%)
Microsoft Corporation *
   (Personal computer software)                                                   2,000               181,125
                                                                                                  ------------

PHARMACEUTICAL (4.7%)
Merck & Company
   (Prescription pharmaceuticals)                                                 2,700               174,994
                                                                                                  ------------



TOTAL COMMON STOCKS - 93.6%                                                                         3,516,176
CASH AND OTHER ASSETS, LESS LIABILITIES - 6.4%                                                        242,289
                                                                                                  ------------
NET ASSETS - 100%                                                                                  $3,758,465
                                                                                                  ============


NET ASSET VALUE PER SHARE
(Based on 319,932 shares outstanding at September 30, 1999)                                        $    11.75
                                                                                                  ============


*Non-income producing security